Exhibit 99.2

China Shuangji Cement, Ltd. to Present at Global Hunter Securities 2010 China Investment Conference in San Francisco on July 13

ZHAOYUAN CITY, CHINA--(Marketwire - 07/08/10) - China Shuangji Cement, Ltd. (OTC.BB:CSGJ - News) ("China Shuangji" or the "Company"), a leading producer of high-quality Portland cement in Shandong and Hainan Provinces in the People's Republic of China (PRC), announced today that the Company's Chief Financial Officer, Ms. Michelle Zhu, will present at the upcoming GHS China Investment Conference being held July 11-13, 2010 in San Francisco, California. Presentation details are provided below:

Date:      Tuesday, July 13, 2010

Time:      4 PM PDT (Presentation Room 3)

Location:  The St. Regis Hotel, San Francisco

Presenter: Michelle Zhu, Chief Financial Officer

Conference participation is by invitation and registration is mandatory. For more information on the conference, contact Global Hunter Securities at 949-274-8050 or go to chinaconf@ghsecurities.com.

About China Shuangji Cement, Ltd.

China Shuangji Cement, Ltd. (OTC.BB:CSGJ - News), through its affiliates and controlled entities, is a leading producer of high-quality Portland cement in Shandong and Hainan Provinces. Its processed cement products are primarily purchased by contractors for the construction of buildings, roads, and other infrastructure projects. The Company currently produces approximately 1,500,000 tons of Portland cement annually from two facilities in Hainan and one facility in Shandong and it expects its output will increase by 1,000,000 tons to a total of 2,500,000 tons once the new Zhaoyuan (Shandong Province) plant and upgrades are completed. http://www.shuangjicement.com

About Global Hunter Securities

Global Hunter Securities, LLC is a full service investment bank focusing on middle market corporate and institutional clients around the world. The firm provides insightful research, innovative capital raising and financial advisory and restructuring services supported by a sales and trading staff with world-wide reach. Global Hunter has offices in Los Angeles, New York, Houston, New Orleans, Newport Beach and Hong Kong, as well as a strong presence and reputation in mainland China. For more information about Global Hunter, please visit http://www.ghsecurities.com.

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors, including the risks associated with the effect of changing economic conditions in The People's Republic of China. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act. In addition, please refer to the Risk Factor section of our 2009 Form 10-K filed with the Securities and Exchange Commission on April 15, 2010 and detailed in other reports filed with the Securities and Exchange Commission from time to time.

Contact:
Investor Relations Contact:
Mr. Andrew Haag
Managing Partner, USA
Hampton Growth, LLC
Tel: +1-877-368-3566
E-mail: csgj@hamptongrowth.com

Mr. Robert Haag
Managing Director, Asia
Hampton Growth, LLC
Tel: +86-152-2174-3282
E-mail: robert@hamptongrowth.com
Website: www.hamptongrowth.com